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                                                                  EXECUTION COPY

                          INTERCREDITOR AND COLLATERAL
                                AGENCY AGREEMENT

         THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT is dated as of March 31, 2005, by and among Fleet National Bank (formerly known as The First National Bank of Boston, and together with its successors and assigns, other than the Company and its subsidiaries and affiliates, collectively the "Banks"), the holder of the Senior Notes listed on the signature pages hereof (together with their respective successors and assigns, other than the Company and its subsidiaries and affiliates, the "Noteholders" and, together with the Banks, the "Lenders") and Fleet National Bank, as Collateral Agent on behalf of the Lenders (together with its successors and permitted replacements, the "Collateral Agent"). Capitalized terms used herein have the respective meanings ascribed thereto in Section 1.1 of this Agreement.

                             PRELIMINARY STATEMENTS

         1. Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Company"), Quaker Textile Corporation, a Massachusetts corporation ("Quaker Textile"), Quaker Fabric Mexico, S.A. de C.V., a Mexican corporation ("Quaker Mexico"), and Quaker Fabric Corporation, a Delaware corporation (the "Parent"), are parties to that certain Second Amended and Restated Credit Agreement, dated as of February 14, 2002 (as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time, the "Credit Agreement"), with the Banks, pursuant to which the Banks are providing a revolving credit facility to the Obligors in an amount up to $20,000,000;

         2. Pursuant to the terms and conditions of that certain Note Purchase Agreement, dated as of October 10, 1997 (as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time, the "1997 Note Agreement"), the Noteholders purchased from the Company those certain 7.09% Senior Notes due October 10, 2005 in an aggregate original principal amount equal to $15,000,000 and 7.18% Senior Notes due October 10, 2007 in an aggregate original principal amount equal to $30,000,000 (as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time, the "1997 Notes");

         3. Pursuant to the terms and conditions of that certain Note Agreement and Private Shelf Facility dated as of February 14, 2002 (as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time, the "2002 Note Agreement", and together with the 1997 Note Agreement, the "Note Agreements"), the Noteholders purchased from the Company those certain 7.56% Senior Notes due February 14, 2009 in an aggregate original principal amount equal to $5,000,000 (as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time, the "2002 Notes", and together with the 1997 Notes, the "Senior Notes");

         4. The Parent has guaranteed the Noteholder Guaranteed Obligations to the Noteholders pursuant to the Noteholder Parent Guaranty, and Quaker Mexico and Quaker




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Textile have guaranteed the Noteholder Guaranteed Obligations to the Noteholders
pursuant to the terms of the Noteholder Subsidiary Guaranty.

         5. Pursuant to the Collateral Documents (as defined below), the Obligors have pledged substantially all of their personal property to the Collateral Agent for the benefit of the Lenders.

         6. The Banks and the Noteholders wish to define their rights and obligations with respect to each other such that any payments received by the Collateral Agent, any Bank or any Noteholder, as the case may be, through any Enforcement, and payments by the Obligors under the Credit Documents or the Noteholder Documents after any Sharing Event, as the case may be, shall be shared among the Lenders equally and ratably in accordance with the respective amounts of the Senior Indebtedness then held by each of them, all as set forth in this Agreement.

                                    ARTICLE I

                        INTERPRETATION OF THIS AGREEMENT

         Section 1.01. Defined Terms. As used in this Agreement, capitalized terms have the respective meanings specified below or set forth in the Section of this Agreement referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Intercreditor and Collateral Agency Agreement, as amended, restated, supplemented, replaced, or otherwise modified from time to time.

         "Bank Guaranteed Obligations" means, collectively, all amounts payable by the Parent to the Banks pursuant to Article IIA of the Credit Agreement and all amounts payable by the Company to the Banks pursuant to Article IIB of the Credit Agreement.

         "Bank Obligations" means all obligations of the Obligors to the Banks under the Credit Agreement, including without limitation, the Existing L/C Reimbursement Obligations, the New L/C Reimbursement Obligations, and the obligation to pay the principal of and interest on the Revolving Loans.

         "Bank Product Obligations" means all of the obligations of the Obligors to reimburse the Banks on account of any service or facility extended by any Bank including, without limitation, credit cards, credit card processing services, debit cards, purchase cards, automated clearing house transactions, cash management, including controlled disbursement, accounts or services, currency exchange contracts and interest rate protection agreements.

         "Banks" has the meaning set forth in the first paragraph of this Agreement.

         "Collateral" means all property and assets, and interest in property and assets, upon or in which any Obligor has granted a lien or security interest to the Collateral Agent to secure any Senior Indebtedness and all balances held by the Collateral Agent or any Lender for the account of any Obligor or any other property held or owing by the Collateral Agent or any Lender to or


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for the credit or for the account of any Obligor with respect to which the
Collateral Agent or any Lender has rights to setoff or appropriate or a common law lien.

         "Collateral Agent" has the meaning set forth in the first paragraph of this Agreement.

         "Collateral Agent Expenses" means, without limitation, all costs and expenses incurred by the Collateral Agent, its employees or agents in connection with the performance of its duties under this Agreement, including the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken in accordance with the provisions of this Agreement, expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses or liabilities incurred by the Collateral Agent for which the Collateral Agent is entitled to be reimbursed or indemnified by a Obligor pursuant to any Collateral Document or any other Secured Debt Agreement or by the Lenders pursuant to this Agreement.

         "Collateral Agent Obligations" means all obligations of any Obligor or any Lender to pay, reimburse or indemnify the Collateral Agent for any Collateral Agent Expenses.

         "Collateral Documents" means (i) the Security Agreement, (ii) the Pledge Agreement, (iii) the Trademark Security Agreement, (iv) the Patent Security Agreement, (v) the Copyright Security Agreement, (vi) any other agreement, document or instrument executed and delivered by any Obligor or a direct or indirect subsidiary of any Obligor pursuant to this Agreement, the Note Agreements or the Credit Agreement after the date hereof, (vii) any other agreement, document or instrument executed and delivered by any Obligor after the date hereof under which such Obligor has granted a lien upon or security interest in any property or assets to the Collateral Agent to secure all or any part of the Senior Indebtedness and (viii) all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

         "Company" has the meaning set forth in the Preliminary Statement of this Agreement.

         "Copyright Security Agreement" means that certain Memorandum of Grant of Security Interest in Copyrights, dated as of the date hereof, executed by the Obligors in favor of the Collateral Agent, as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Credit Agreement" has the meaning set forth in the Preliminary Statement of this Agreement.

         "Enforcement" means (a) for one or more of any Lender to make demand for payment or accelerate the time for payment prior to the scheduled payment date of any Revolving Loan or any Senior Note, (b) for any Bank to terminate its commitment to make Revolving Loans or issue Letters of Credit pursuant to the Credit Agreement, (c) for one or more of any Lender to commence the judicial enforcement of any rights or remedies under or with respect to any Secured Debt Agreement or any Senior Indebtedness, or to set off, freeze or appropriate any balances held by it for the account of any Obligor or any other property at any time held or


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owing by it to or for the credit or for the account of any Obligor, (d) for any Bank to call for funding of a Letter of Credit prior to its due date,
(e) for the Collateral Agent to commence the judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by any Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to set off, freeze or otherwise appropriate any balances held by it for the account of any Obligor or any other property at any time held or owing by it to or for the credit or for the account of any Obligor or to otherwise take any action, including the exercise of self-help, to realize upon the Collateral, (f) the commencement by, against or with respect to any Obligor of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment or a receiver for such Obligor or its assets, (g) for any Bank to make a demand for payment under the Article IIA or Article IIB of the Credit Agreement, (h) for any Noteholder to make a demand for payment under the Noteholder Parent Guaranty or the Noteholder Subsidiary Guaranty, and (i) the payment by the Parent of any Bank Guaranteed Obligations or the payment by any Obligor (other than the Company) of any Noteholder Guaranteed Obligations, as the case may be.

         "Event of Default" means (i) an "Event of Default", as defined in the Credit Agreement, (ii) an "Event of Default", as defined in any Note Agreement or (iii) an "Event of Default", as defined in any Collateral Document.

         "Existing L/C Cash Collateral Account" has the meaning set forth in
Section 3.01(c).

         "Existing L/C Reimbursement Obligations" means, without duplication, all of the obligations of the Obligors under Section 2.03 of the Credit Agreement to reimburse the Banks for draws on any Existing Letters of Credit.

         "Existing L/C True-Up Amount" means, as of any date, an amount equal to the product of (1) the amount then on deposit in the Existing L/C Cash Collateral Account and (2) a fraction (A) the numerator of which is the aggregate reduction in the Existing Letter of Credit Exposure (excluding any reduction on account of drawings made under the Existing Letters of Credit) since the later of (x) the Sharing Date and (y) the last day of the most recently ended calendar quarter, and (B) the denominator of which is the amount of the Existing Letter of Credit Exposure on the later of (x) the Sharing Date and (y) the last day of the most recently ended calendar quarter.

         "Existing Letters of Credit" means all Letters of Credit described on
Schedule I attached hereto, as such Letters of Credit Agreement may be amended, modified, extended or renewed from time to time.

         "Existing Letter of Credit Exposure" at any time means the undrawn face amount of all Existing Letters of Credit outstanding at such time.

         "Existing Senior Indebtedness" means all Senior Indebtedness other than New Senior Indebtedness.


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         "Guaranteed Obligations" means, collectively, the Bank Guaranteed
Obligations and the Noteholder Guaranteed Obligations.

         "Lenders" has the meaning set forth in the first paragraph of this Agreement.

         "Letter of Credit" means any irrevocable commercial or standby letter of credit issued pursuant to the Credit Agreement.

         "1997 Note Agreement" has the meaning set forth in the Preliminary Statement of this Agreement.

         "1997 Notes" has the meaning set forth in the Preliminary Statement of this Agreement.

         "New L/C Cash Collateral Account" has the meaning set forth in Section 3.01(b).

         "New L/C Reimbursement Obligations" means, without duplication, all of the obligations of the Obligors under Section 2.03 of the Credit Agreement to reimburse the Banks for draws on any New Letters of Credit.

         "New Letters of Credit" means all Letters of Credit issued after the date of this Agreement.

         "New Letter of Credit Exposure" at any time means 105% of the sum of
(a) the undrawn face amount of all New Letters of Credit outstanding at such time and (b) the aggregate amount by which the face amount of Existing Letters of Credit are increased after the date of this Agreement.

         "New Senior Indebtedness" means all Revolving Loans and New Letter of Credit Exposure incurred by the Banks after the date hereof in an aggregate amount at any time outstanding not to exceed $10,000,000, together with accrued interest and letter of credit fees with respect thereto.

         "Note Agreements" has the meaning set forth in the Preliminary Statement of this Agreement.

         "Noteholder Guaranteed Obligations" means, collectively, all amounts payable by the Obligors other than the Company to the Noteholders pursuant to the terms of the Noteholder Parent Guaranty and the Noteholder Subsidiary Guaranty.

         "Noteholder Obligations" means all obligations of the Obligors to the Noteholders arising under the Note Agreements, the Senior Notes, the Noteholder Parent Guaranty and the Noteholder Subsidiary Guaranty, including without limitation the obligation to pay principal, interest, fees, Yield-Maintenance Amount and other amounts to the Noteholders.

         "Noteholder Parent Guaranty" means (i) that certain Guaranty Agreement, dated as of October 10, 1997, executed by the Parent in favor of the Noteholders holding the 1997 Notes, and (ii) that certain Guaranty Agreement, dated as of February 14, 2002, executed by the Parent


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in favor of the Noteholders holding the 2002 Notes, in each case as amended, restated, reaffirmed, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Noteholders" has the meaning specified in the first paragraph of this Agreement.

         "Noteholder Subsidiary Guaranty" means (i) that certain Guaranty Agreement, dated as of the date hereof, executed by Quaker Textile and Quaker Mexico in favor of the Noteholders holding the 1997 Notes and (ii) that certain Guaranty Agreement, dated as of the date hereof, executed by Quaker Textile and Quaker Mexico in favor of the Noteholders holding the 2002 Notes, in each case as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Notice to Enforce" means a notice by the Required Senior Lenders delivered to the Collateral Agent, stating that an Event of Default has occurred and that the Collateral Agent should commence the exercise of remedies outlined in such Notice to Enforce. A Notice to Enforce shall be deemed to have been given when the notice referred to in the preceding sentence has actually been received by the Collateral Agent and shall be deemed to have been rescinded when the Collateral Agent have actually received from the notifying party a notice withdrawing such notice. A Notice to Enforce shall be deemed to be outstanding at all times after such notice has been given until such time, if any, as such notice has been rescinded.

         "Obligor" means the Company, the Parent, Textile, Quaker Mexico, and each other Person that joins the Noteholder Subsidiary Guaranty or that becomes a co-borrower under the Credit Agreement.

         "Patent Security Agreement" means that certain Patent Collateral Security and Pledged Agreement, dated as of the date hereof, executed by the Obligors in favor of the Collateral Agent, as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Person" means an individual, partnership, corporation (including a business trust), limited liability company or partnership, joint stock company, trust unincorporated association, joint venture, governmental agency or other authority.

         "Pledge Agreement" means that certain Second Amended and Restated Pledge Agreement, dated as of the date hereof, executed by certain Obligors in favor of the Collateral Agent, as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Required Holders" shall mean the holder or holders of at least 51% of the aggregate principal amount of the Senior Notes from time to time outstanding.

         "Required Banks" shall mean Banks holding at least 51% of the aggregate principal amount of all outstanding Revolving Loans and all unused commitments to advance additional Revolving Loans.



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         "Required Senior Lenders" means the Required Holders and the Required
Banks.

         "Revolving Loans" mean all Advances, as defined in the Credit
Agreement.

         "Secured Debt Agreements" shall mean, collectively, the Credit Agreement, the Note Agreements, the Senior Notes, the Noteholder Parent Guaranty, the Noteholder Subsidiary Guaranty, the Collateral Documents, the documents governing the Bank Product Obligations and each other document executed in connection with the foregoing.

         "Security Agreement" means that certain Security Agreement, dated as of the date hereof, executed by the Obligors in favor of the Collateral Agent, as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Senior Indebtedness" means the Collateral Agent Obligations, the Bank Obligations, the Noteholder Obligations, the Bank Product Obligations and all of the other present or future indebtedness, liabilities and obligations of all and each of the Obligors now or hereafter owed to any or all of the Collateral Agent or the Lenders, evidenced by or arising under, by virtue of or pursuant to any Secured Debt Agreements, or any document executed in connection with the foregoing or any Bank Guaranteed Obligation or Noteholder Guaranteed Obligation, whether such indebtedness, liabilities and obligations are direct or indirect, joint, several or joint and several, or now exist or hereafter arise, all renewals and extensions thereof, and all interest on the Revolving Loans and the Senior Notes and all Yield-Maintenance Amounts. The term "Senior Indebtedness" shall include all of the foregoing indebtedness, liabilities and obligations whether or not allowed as a claim in any bankruptcy, insolvency, receivership or similar proceeding.

         "Senior Notes" has the meaning set forth in the Preliminary Statement of this Agreement.

         "Sharing Date" means the first date on which a Sharing Event shall occur.

         "Sharing Event" means (a) an Enforcement, (b) the occurrence of any Event of Default under the Credit Agreement or the Note Agreements and the receipt by the Collateral Agent of a Notice to Enforce or (c) any refusal by any Bank to advance or continue any Revolving Loans or issue any Letter of Credit requested by any Obligor (other than the Parent) (irrespective of whether the conditions precedent thereto specified in the Credit Agreement have been satisfied) where such Revolving Loans or issuance would not cause the limitations set forth in Section 2.01 of the Credit Agreement to be exceeded.

         "Special Cash Collateral Account" has the meaning set forth in Section 3.01(c).

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or


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more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Third-Party Guarantee" has the meaning set forth in Section 3.03.

         "Trademark Security Agreement" means that certain Trademark Collateral Security and Pledged Agreement, dated as of the date hereof, executed by the Obligors in favor of the Collateral Agent, as amended, restated, supplemented, replaced, refinanced, refunded or otherwise modified from time to time.

         "Transferee" has the meaning set forth in Section 5.07.

         "2002 Note Agreement" has the meaning set forth in the Preliminary Statement of this Agreement.

         "2002 Notes" has the meaning set forth in the Preliminary Statement of this Agreement.

         "Yield-Maintenance Amount" shall mean the "Yield-Maintenance Amount", as defined in the Note Agreements.

         Section 1.02. Certain Other Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not in any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural and vice versa, unless otherwise specified.

                                   ARTICLE II

             APPOINTMENT OF FLEET NATIONAL BANK AS COLLATERAL AGENT
                                 FOR THE LENDERS

         Section 2.01. Appointment of Collateral Agent. Subject in all respects to the terms and provisions of this Agreement, each of the Lenders hereby appoint Fleet National Bank to act as agent for the benefit of each of the Lenders with respect to the liens upon and the security interests in the Collateral and the rights and remedies granted under and pursuant to the Collateral Documents, and Fleet National Bank hereby accepts such appointment and agrees to act as such agent. The Collateral Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Collateral Documents and any related documents delegated to the Collateral Agent, together with such powers as are reasonably incident thereto, including the authority, without the necessity of any notice to or further consent of the Lenders, from time to time to take any action with respect to any Collateral or the Collateral Documents which may be necessary to perfect, maintain perfected or insure the priority of the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Collateral Agent. The relationship between the Collateral Agent and each of the Lenders is that of an independent contractor. The use of the term "Collateral Agent" is for convenience only and is used to


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describe, as a form of convention, the independent contractual relationship between the Collateral Agent and each of the Lenders. Nothing contained in this Agreement nor the other Secured Debt Agreements shall be construed to create an agency, trust or other fiduciary relationship between the Collateral Agent and any of the Lenders. As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Secured Debt Agreements, the Collateral Agent is nevertheless a "representative" of the Lenders, as that term is defined in
Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Collateral Agent with respect to all collateral security and guaranties contemplated by the Secured Debt Agreements. Such actions include the designation of the Collateral Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Collateral Agent. The appointment of the Collateral Agent pursuant to this Agreement shall be effective with respect to all financing statements filed in any filing office with respect to any Obligor, if any, prior to the date of this Agreement on and as of the date filed. The Collateral Agent in its individual capacity and its affiliates may accept deposits from, lend to, and generally engage in any kind of lending, banking, or trust business with, the Obligors and any of their affiliates as if it were not acting as the Collateral Agent. With respect to its commitment and in its capacity as a Bank, the Collateral Agent shall have and may exercise the same rights and powers under this Agreement and is subject to the same obligations and liabilities as applicable to any other Lender. To the extent legally necessary to enable the Collateral Agent to enforce or otherwise foreclose and realize upon any of the liens or security interests in the Collateral in any legal proceeding which the Collateral Agent either commences or joins as a party in accordance with the terms hereof, each of the Lenders agree to join as a party in such proceeding and take such action therein concurrently to enforce and obtain a judgment for the payment of the Senior Indebtedness held by it.

         Section 2.02. Notices to the Lenders and the Company. The Collateral Agent shall promptly and in any event no later than five (5) days following receipt thereof furnish to each of the Banks and the Noteholders:

         (a) a copy of each Notice to Enforce received by the Collateral Agent;

         (b) a copy of each certificate received by the Collateral Agent rescinding a Notice to Enforce;

         (c) a copy of any direction, notice, consent, waiver or any other document delivered to the Collateral Agent by any Lender; and

         (d) such other notices required by the terms of this Agreement to be furnished by the Collateral Agent.

The Collateral Agent shall promptly and in any event no later than five (5) days following receipt thereof furnish to the Company a copy of the documents listed in (a) and (b) above, and to the extent requested by a Lender, the items in (c) and (d) as well.



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         Section 2.03. Duties of Collateral Agent. The Collateral Agent shall not be obligated to take any action under this Agreement except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of Section 2.06, the Collateral Agent shall take any action under or with respect to this Agreement which is requested by the Required Senior Lenders and which is not inconsistent with or contrary to the provisions of this Agreement; provided that the Collateral Agent shall not amend or waive any provision of the Collateral Documents except with the consent of the Required Senior Lenders. At any time when a Notice to Enforce shall have been given and shall be outstanding, the Collateral Agent shall, subject in all cases to the provisions of Sections 2.04 and 2.06, exercise or refrain from exercising all such rights, powers and remedies as shall be available to it hereunder in accordance with any written instructions received from the Required Senior Lenders. The Collateral Agent shall have the right to decline to follow any such direction if the Collateral Agent, being advised by counsel, determines that the directed action is not permitted by the terms of this Agreement, may not lawfully be taken or would involve it in personal liability, and the Collateral Agent shall not be required to take any such action unless any indemnity which is required hereunder in respect of such action has been provided. Subject to Section 2.06 hereof, the Collateral Agent may rely on any such direction given to it by the Required Senior Lenders and shall be fully protected, and shall under no circumstances (absent the gross negligence and willful misconduct of the Collateral Agent) be liable to the Company, any holder of any Senior Indebtedness or any other Person for taking or refraining from taking action in accordance therewith. Absent written instructions from the Required Senior Lenders (i) at a time when a Notice to Enforce shall be outstanding or (ii) in the case of an emergency in order to protect any of the Collateral, the Collateral Agent may take, but shall have no obligation to take, any and all such actions hereunder or any of them or otherwise as it shall deem to be in the best interests of the Lenders. Except as provided in the preceding sentence, in the absence of written instruction (which may relate to the exercise of specific remedies or to the exercise of remedies in general) from the Required Senior Lenders, the Collateral Agent shall not exercise remedies available to it hereunder with respect to the Collateral or any part thereof. The Collateral Agent shall not, without the written consent of all of the Lenders, release, reconvey, subordinate or terminate by affirmative action or consent to any lien upon or security interest in any Collateral granted under any Collateral Documents (except upon disposition of such Collateral after an Event of Default pursuant to direction given by the Required Senior Lenders), and the Collateral Agent shall not accept any Senior Indebtedness in whole or partial consideration for the disposition of any Collateral without the written consent of all of the Lenders.

         Section 2.04. Instructions to the Collateral Agent. To the extent the Collateral Agent receives conflicting instructions from the Lenders, the Collateral Agent shall be entitled to rely on the instructions of the Required Senior Lenders, and it shall take Required Senior Lenders to rescind a Notice to Enforce.

         Section 2.05. Limitations on Responsibility of Collateral Agent. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein, except for those made by it herein. The Collateral Agent makes no representation as to the value or condition of the Collateral or any part thereof, as to the title of the Obligors to the Collateral, as to the security afforded by this


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Agreement or any Collateral Document or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral, for the payment of taxes, charges, assessments or liens upon the Collateral or otherwise as to the maintenance of the Collateral, except as provided in the immediately following sentence when the Collateral Agent has possession of the Collateral. The Collateral Agent shall have no duty to the Company or to the holders of any of the Senior Indebtedness as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except the duty to accord such of the Collateral as may be in its possession substantially the same care as it accords its own assets and the duty to account for monies received by it. The Collateral Agent shall not be responsible for any loss suffered with respect to any investment permitted to be made under this Agreement and shall not be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Collateral Agent shall be liable for losses due to its willful misconduct or gross negligence. The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Company of any of the covenants or agreements contained herein or any of the Credit Documents. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken or omitted to be taken by any such person in connection with this Agreement except for such person's own gross negligence or willful misconduct. Neither the Collateral Agent nor any officer, agent or representative thereof shall be personally liable for any action taken by any such person in accordance with any notice given by the Required Senior Lenders pursuant to the terms of this Agreement even if, at the time such action is taken by any such person, the Required Senior Lenders or Persons purporting to be the Required Senior Lenders are not entitled to give such notice, except where the account officer of the Collateral Agent active upon the Company's account has actual knowledge that the Required Senior Lenders or Persons purporting to be the Required Senior Lenders are not entitled to give such notice. The Collateral Agent may execute any of the powers granted under this Agreement and perform any duty hereunder or thereunder either directly or by or through employees or agents, and shall not be responsible for the negligence or misconduct of any employees or agents selected by it without gross negligence or willful misconduct. The Collateral Agent may utilize the services of such employees or agents as the Collateral Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such employees or agents shall be paid by the Obligors.

         Section 2.06. Reliance by Collateral Agent; etc. Whenever in the performance of its duties under this Agreement the Collateral Agent shall deem it necessary or desirable that a matter be proved or established with respect to any Person in connection with the taking, suffering or omitting of any action hereunder by the Collateral Agent such matter may be conclusively deemed to be proved or established by a certificate executed by an officer of such Person and the Collateral Agent shall have no liability with respect to any action taken, suffered or omitted in reliance thereon. The Collateral Agent may consult with counsel and shall be fully protected in taking any action hereunder in accordance with any advice of such counsel. The Collateral Agent shall have the right but not the obligation at any time to seek instructions from any court of competent jurisdiction concerning the administration of this Agreement, the duties created hereunder, or any of the Collateral.

                  (a) Resolutions, etc. The Collateral Agent shall be fully protected in relying upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order or other paper or document which it believes to be genuine and to have been signed or presented by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificate or opinions furnished to the Collateral Agent in connection with this Agreement.

                  (b) Events of Defaults. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice of knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a Notice to Enforce. The Collateral Agent shall have no obligations whatsoever either prior to or after receiving such a Notice to Enforce to inquire whether an Event of Default has, in fact, occurred and shall be entitled to rely conclusively, and shall be fully protected in so relying, on any certificate so furnished to it and shall have no obligation, absent written instructions from the Required Senior Lenders, to take or omit to take any action with respect to such Notice to Enforce.

                  (c) No Obligation to Act. If the Collateral Agent has been requested by the Required Senior Lenders to take any specific action pursuant to any provision of this Agreement, the Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement in the manner so requested unless, if so requested by the Collateral Agent, it shall have been provided with an indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction.

                  (d) Disputes. If any dispute or disagreement shall arise as to the allocation of any sum of money received by the Collateral Agent hereunder, the Collateral Agent shall have the right to deliver such sum to a court of competent jurisdiction and therein commence an action for interpleader.

         Section 2.07. Document Amendments. An amendment, supplement, modification, restatement or waiver of any provision of any Collateral Document, any consent to any departure by any Obligor therefrom, or the execution or acceptance by the Collateral Agent of any Collateral Document not in effect on the date hereof shall be effective if and only if, consented to in writing by the Required Senior Lenders; provided, however, that, (i) no such amendment, supplement, modification, restatement, waiver, consent or such Collateral Document not in effect on the date hereof which imposes any additional responsibilities upon the Collateral Agent shall be effective without the written consent of the Collateral Agent and (ii) no such amendment, supplement, modification, waiver or consent shall release, reconvey or terminate the security interest in or lien on any Collateral from the lien or security interest created by any Collateral Document not subject to the exception in
Section 2.03(ii) hereof or narrow the scope of the property or assets in which a lien or security interest is granted pursuant to any Collateral Document without the written consent of all Lenders.

         Section 2.08. Administrative Actions. The Collateral Agent shall have the right, but not the obligation, to take such actions hereunder and under the Collateral Documents, not inconsistent with the instructions of the Required Senior Lenders or the terms of the Collateral Documents and this Agreement, as the Collateral Agent in good faith deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Lenders.

         Section 2.09. Resignation and Removal of Collateral Agent.

         (a) The Collateral Agent (i) may resign at any time upon 60 days prior written notice to the Lenders and the Company and (ii) may be removed at any time upon the written request of the Required Senior Lenders sent to the Collateral Agent and the other Lenders.

         (b) If the Collateral Agent shall resign or be removed, the Required Senior Lenders shall have the right to appoint a replacement Collateral Agent by notice to the Collateral Agent and the other Lenders.

         (c) No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have executed and delivered to each Lender a joinder agreement in the form attached hereto as Exhibit A. In the event that a replacement Collateral Agent shall not have been selected as provided herein or shall not have assumed such obligations within 60 days after the resignation or removal of the Collateral Agent, then the Lender holding the largest outstanding amount of Senior Indebtedness may appoint the replacement Collateral Agent.

         (d) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder. The retiring or removed Collateral Agent shall execute such assignments and amendments of UCC financing statements and perform such other acts as are necessary or appropriate to maintain the due perfection of the security interests in and liens on the Collateral.

         (e) Any replacement Collateral Agent shall be a Lender or a bank, trust company, or insurance company having capital, surplus and undivided profits of at least $500 million and a long-term bank deposit rating of not less than "A" if rated by Standard & Poor's Ratings Group or Moody's Investors Service.

         Section 2.10. Expenses and Indemnification by the Company. The Company agrees (i) to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including reasonable counsel fees and disbursements and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Lenders hereunder, (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind of nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any action taken or omitted by them under this Agreement; provided that the Company shall not be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents, (iii) to indemnify and hold harmless the Collateral Agent, on demand, from and against any and all liabilities which may be imposed on or incurred by the Collateral Agent (in its capacity as Collateral Agent) for the net amount of taxes (after taking into account any deduction, credit or other tax reduction or benefit available by reason of the imposition of any such tax) in any jurisdiction in which the Collateral Agent would not otherwise be subject to tax except by reason of its acting under this Agreement (directly or through agents); provided that such indemnification for taxes (A) shall apply only in respect of taxes attributable to the performance of the Collateral Agent's obligations hereunder and (B) shall in no event cover any federal, state, local or other taxes imposed upon the Collateral Agent with respect to or measured by its gross or net income or profits. A detailed statement by the Collateral Agent that is submitted to the Company with respect to the amount of such expenses and containing a basic description thereof and the amount of its indemnification obligation shall be prima facie evidence of the amount thereof owing to the Collateral Agent.

         Section 2.11. Expenses and Indemnification by Lenders. Each of the Lenders severally agrees (i) to reimburse the Collateral Agent, on demand, in the amount of its pro rata share, for any expenses referred to in Section 2.10 which shall not have been reimbursed or paid by the Company or paid from the proceeds of Collateral as provided herein and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in Section 2.10, to the extent the same shall not have been reimbursed by the Company or paid from the proceeds of Collateral as provided herein; provided that no Lender shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents as determined by a final non-appealable order of a court of competent jurisdiction. For the purposes of this Section 2.11, pro rata shares at any time shall be determined based upon the principal amount of loans, letters of credit or other credits outstanding at the time such expenses were incurred.

         Section 2.12. Limited Agency. The Collateral Agent and the Lenders agree that it is the intent of the Lenders to limit the scope of the powers of the Collateral Agent to the specific powers delegated hereunder, together with such powers as are reasonably incidental thereto, and the Collateral Agent does not and shall not have any right or authority to bind any Lender in any other manner or thing whatsoever.

         Section 2.13. Collateral Agent's Fees. The Company agrees to pay to the Collateral Agent the collateral agency fees separately agreed upon between the Company and the Collateral

Agent (the "Collateral Agent's Fee") with respect to this Agreement and the other Collateral Documents. In the event that the Collateral Agent shall resign or be removed as Collateral Agent hereunder, the Obligors agree to pay the successor Collateral Agent such collateral agency fees as such successor Collateral Agent shall from time to time charge (in accordance with its normal practice) for performance of services of the type required of it hereunder and under the Collateral Documents. Any such fees shall be fully earned when due and payable and shall not be subject to rebate, reduction, or refund for any reason, nor shall the Collateral Agent be obligated to apply any amount of such fee to expenses incurred by it that are otherwise reimbursable by any Obligor pursuant to any other provision of this Agreement or any Collateral Document.

         Section 2.14. Non-Reliance on Collateral Agent or any Other Lenders. Each Lender agrees that it has, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition, and creditworthiness of each Obligor and as to the adequacy of the Collateral, and has made its own decision to extend credit to the Obligors under the Secured Debt Agreements and to enter into this Agreement and the Collateral Documents to which it is a party, and that each Lender has been represented by its own counsel in connection with the negotiation of the Secured Debt Agreements, the initial perfection of the liens created by the Collateral Documents, and the consummation of the closing of the transactions contemplated by the Secured Debt Agreements. Each Lender also agrees that it will, independently and without reliance upon the Collateral Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the Secured Debt Agreements, and to make such investigation, as it deems necessary to inform itself as to the business, operations, property, financial and other condition, and creditworthiness of each Obligor. Except for notices, reports, and other documents expressly required to be furnished to the Lenders by the Collateral Agent hereunder or by the other Secured Debt Agreement, the Collateral Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition, or creditworthiness of each Obligor which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact, or affiliates.

                                   ARTICLE III

                               SHARING PROVISIONS

         Section 3.01. Sharing of Payments and Proceeds After Sharing Event.

         (a) On and after the occurrence of any Sharing Event, all proceeds of Collateral held or received by the Collateral Agent or any Lender (including, without limitation, any amount of any balances held by the Collateral Agent or any Lender for the account of any Obligor or any other property held or owing by it to or for the credit or for the account of any Obligor to the extent set off or appropriated by it, but excluding, except as otherwise provided in paragraph
(c) of this Section 3.01, amounts on deposits in the Special Cash Collateral Account provided for in such paragraph (c)) and any other payments received, directly or indirectly, by the Collateral

Agent or any Lender on or with respect to any Senior Indebtedness (including, without limitation, any payment made with respect to any Guaranteed Obligations, any payment in any insolvency or reorganization proceeding and the proceeds from any sale of any Senior Indebtedness or any interest therein to any Obligor or any affiliate of any Obligor) shall be delivered to the Collateral Agent and distributed as follows:

                  (i) First, to the Collateral Agent in the amount of any unpaid Collateral Agent Expenses;

                  (ii) Next, to the Lenders in the amount of any unreimbursed amounts paid by the Lenders to any Indemnitee pursuant to Section 2.11 hereof, pro rata in proportion to the respective unreimbursed amounts thereof paid by each Lender;

                  (iii) Next, to the Banks in the amount of any outstanding New Senior Indebtedness, pro rata in proportion to the respective amounts thereof owed to each Bank as of the applicable Sharing Date (and, for this purpose, New Letter of Credit Exposure shall be considered to have been paid to the extent of any amount then on deposit in the New L/C Cash Collateral Account provided for in paragraph (b) of this Section 3.01);

                  (iv) Next, to the Lenders in the amount of any outstanding Existing Senior Indebtedness and any Yield Maintenance Amount that would be due upon any prepayment thereof, pro rata in proportion to the respective amounts thereof owed to each Lender as of the applicable Sharing Date (and, for this purpose, Existing Letter of Credit Exposure shall be considered to have been paid to the extent of any amount then on deposit in the Existing L/C Cash Collateral Account provided for in paragraph (c) of this Section 3.01);

                  (v) Next, to the Lenders in the amount of any other obligations or indebtedness owed to such Lenders by any Obligor, pro rata in proportion to the respective amounts thereof owed to each Lender as of the Sharing Date.

         After all Senior Indebtedness has been indefeasibly paid in full in cash, the balance of the proceeds of the Collateral, if any, shall be paid to the Obligors, as applicable, or as otherwise required by law.

         (b) Any payment pursuant to clause (a)(iii) above with respect to New L/C Reimbursement Obligations shall be paid to the Collateral Agent for deposit in an account (the "New L/C Cash Collateral Account") to be held as collateral for the Senior Indebtedness. On each date after the Sharing Date on which a payment is made to a beneficiary pursuant to a draw on a New Letter of Credit, the Collateral Agent shall distribute to the Banks from the New L/C Cash Collateral Account for application to the payment of the reimbursement obligation due to the Banks with respect to such draw an amount equal to such draw. On the last day of each calendar quarter after the Sharing Date, the Collateral Agent shall distribute from the New L/C Cash Collateral Account the amount, if any, by which the cash collateral in the New L/C Cash Collateral Account exceeds the New Letter of Credit Exposure on the last day of such calendar quarter and shall apply such amount as provided in clauses (a)(i) through (v) above. At such time as the amount of the New Letter of Credit Exposure is reduced to zero, any amount remaining in the New L/C Cash Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in clauses (a)(i) through (v), above.

         (c) Any payment pursuant to clause (a)(iv) above with respect to Existing L/C Reimbursement Obligations shall be paid to the Collateral Agent for deposit in an account (the "Existing L/C Cash Collateral Account") to be held as collateral for the Existing Senior Indebtedness and any Yield Maintenance Amount that would be due upon any prepayment thereof and disposed of as provided herein. On each date after the Sharing Date on which a payment is made to a beneficiary pursuant to a draw on an Existing Letter of Credit, the Collateral Agent shall distribute to the Banks from the Existing L/C Cash Collateral Account for application to the payment of the reimbursement obligation due to the Banks with respect to such draw an amount equal to the product of (1) (A) the amount then on deposit in the Existing L/C Cash Collateral Account less (B) the outstanding Existing L/C True-Up Amount and (2) a fraction, the numerator of which is the amount of such draw and the denominator of which is the amount of the Existing Letter of Credit Exposure immediately prior to such draw. On the last day of each calendar quarter after the Sharing Date, the Collateral Agent shall distribute from the Existing L/C Cash Collateral Account an amount equal to the Existing L/C True-Up Amount on the last day of such calendar quarter and shall apply such Existing L/C True-Up Amount as provided in clauses (a)(i) through (v) above. At such time as the amount of the Existing Letter of Credit Exposure is reduced to zero, any amount remaining in the Existing L/C Cash Collateral Account, after the distribution therefrom as provided above, shall be distributed as provided in clauses (a)(i) through (v), above.

         (d) Except as otherwise provided in this subsection (d), the distribution provisions of this Section 3.01 are for the purpose of determining the relative amounts of payments to be distributed to the Lenders and not for the purpose of creating an agreement among the parties as to the manner in which any proceeds or other payments distributed to them are actually to be applied to pay the Senior Indebtedness. Each Lender shall be free, in its own discretion, to apply any proceeds or other payments distributed to it hereunder to the Senior Indebtedness held by such Lender in such order as it may determine. Each Obligor, by its consent hereto, agrees that in the event any payment is made pursuant to the distribution provisions of this Section 3.01, the amount distributed to each Lender shall be applied to the Senior Indebtedness owing to such Lender in the manner in which such Lender elects as provided in the preceding sentence. Notwithstanding the foregoing, for all purposes of this Agreement the Senior Indebtedness shall be deemed paid to the same extent that proceeds and other payments are distributed with respect to it pursuant to
Section 3.01(a) notwithstanding the actual application thereof by any individual Lender to the Senior Indebtedness owing to it. Each Obligor, by its consent hereto, agrees that, notwithstanding anything to the contrary in this Agreement, the Credit Agreement or the Note Agreements, the amount of the obligations in respect of Senior Indebtedness owed by any Obligor to a Lender (1) shall be reduced by the amount of the proceeds or other payments received by such Lender pursuant to the distribution provisions of this Section 3.01 and (2) shall not be reduced by the amount of the proceeds or other payments paid over to the Collateral Agent by such Lender pursuant to the terms of this Agreement.

         Section 3.02. Invalidated Payments. If any amount paid by any Lender to the Collateral Agent for distribution in accordance with the provisions of this Agreement is subsequently required to be returned or repaid, whether by court order, settlement or otherwise, such Lender shall promptly notify the Collateral Agent of such requirement, the Collateral Agent shall notify each of the Lenders thereof, and each Lender shall, promptly upon its receipt of such notice from the Collateral Agent, pay to the Collateral Agent the pro rata portion received by it of such amount, without any interest thereon, for payment to the appropriate party in interest. If any such amounts are subsequently recovered by any Lender, such Lender shall remit such amounts to the Collateral Agent and the Collateral Agent shall redistribute such amounts to the Lenders, without any interest thereon, on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Collateral Agent under this Section 3.02 shall survive the repayment of the Senior Indebtedness and termination of the Credit Agreement and the Note Agreements.

         Section 3.03. Additional Collateral. Each of the Lenders hereby covenants and agrees that (i) such Lender will not accept from any Person on behalf of the Company or any Subsidiary any guarantee (a "Third-Party Guarantee") of any of the Senior Indebtedness or any other Senior Indebtedness owing to such Lender unless such Person also guarantees substantially contemporaneously, by the same or separate instrument, the payment of all of the Senior Indebtedness owing to all Lenders (or, if such Third-Party Guarantee guarantees only a portion thereof owing to such Lender, such Lender will not accept such Third-Party Guarantee unless such Guarantor simultaneously guarantees the same proportion of Senior Indebtedness owing to the other Lenders) and (ii) such Lender will not take, accept or obtain any security interest in, or lien or encumbrance upon, any assets of any of Obligor, any Subsidiary thereof or any other Person (other than assets which, if obtained by the Lenders, would be shared pro rata as provided herein) to secure the payment and performance of the Senior Indebtedness or any other Senior Indebtedness owed to such Lender except by virtue of all of the Lenders being granted a security interest in, or lien upon, such assets, in either case, pursuant to documents in form and substance satisfactory to all of the Lenders, to secure the Senior Indebtedness pro rata as provided herein.

         Section 3.04. Turnover of Collateral. If any Lender acquires custody, control or possession of any Collateral or any proceeds thereof or any payment of any Guaranteed Obligation other than pursuant to the terms of this Agreement, such Lender, as the case may be, shall promptly cause such Collateral or the proceeds thereof or any such payment to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition and distribution in accordance with the provisions of Section 3.01 of this Agreement. Until such time as such Lender, as the case may be, shall have complied with the provisions of the immediately preceding sentence, such Lender, as the case may be, shall be deemed to hold such Collateral and the proceeds thereof or any such payment in trust for the parties entitled thereto under this Agreement.

         Section 3.05. Accounting; Adjustments.

         (a) The Collateral Agent and each Lender agrees to render at any time an accounting to any of the others of the amounts of the outstanding Senior Indebtedness, any other payments from the Obligors or from the Collateral and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the other Lenders as soon as reasonably practicable after such request, giving effect to the application of payments and the proceeds of Collateral as hereinbefore provided in this Agreement.

         (b) Each party hereto agrees that to the extent any payment of any Senior Indebtedness made to it hereunder is in excess of the amount due to be paid to it hereunder, then it shall pay to the other parties hereto such amounts so that, after giving effect to such payments, the amounts received by all parties are equal to the amounts to be paid to them hereunder.

         Section 3.06. Notice; Cooperation of Lender. Each Lender hereby agrees and covenants with each other Lender that:

         (a) it will from time to time provide such information that is available to it to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation hereunder or otherwise required for any other purpose hereof;

         (b) it will from time to time consult with the Collateral Agent and the other Lenders in good faith regarding the Enforcement of its rights with a view to recovering amounts due under any of the Collateral Documents; and

         (c) it will not amend, modify, supplement or waive any of the terms or provisions of any Collateral Document in any manner detrimental to any other Lender or in any manner impair the Collateral without the consent of the Required Senior Lenders.

                                   ARTICLE IV

                             NO CONTEST; BANKRUPTCY

         Section 4.01. Contesting Liens or Security Interests; No Partitioning or Marshalling of Collateral; Contesting Senior Indebtedness.

         (a) Neither the Collateral Agent nor any Lender shall contest the validity, perfection, priority or enforceability of or seek to avoid, have declared fraudulent or have set aside any lien or security interest granted to the Collateral Agent or any Noteholder Guaranteed Obligations or any Bank Guaranteed Obligations and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests or Guaranteed Obligations.

         (b) Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, no Lender shall have the right to have any of the Collateral, or any security interest or other property being held as security for all or any part of the Senior Indebtedness by the Collateral Agent, partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned, and the each Lender hereby waives any such right. Each Lender hereby waives any and all rights to have the Collateral, or any part thereof, marshaled upon any foreclosure of any of the liens or security interests securing the Senior Indebtedness.

         (c) Neither the Collateral Agent nor any Lender shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Senior Indebtedness. In the event any Senior Indebtedness is invalidated, avoided, declared fraudulent or set aside for the benefit of any Obligor, the Collateral Agent and the Lenders agree that such Senior Indebtedness shall nevertheless be considered to be outstanding for all purposes of this Agreement.

         (d) Each party hereto agrees to cooperate fully with the other parties hereto, in the exercise of its reasonable judgment, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each party hereto also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and intent of this Agreement.

         Section 4.02. Lien Priorities. The parties hereto expressly agree that the security interests and liens granted to the Collateral Agent shall secure the Senior Indebtedness on a pari passu basis for the benefit of the Collateral Agent and the Lenders and that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of any of the Collateral Agent or any Lender upon or in any of the Collateral to secure any Senior Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be first and prior security interests and liens in favor of the Collateral Agent to secure the Senior Indebtedness on a pari passu basis for the benefit of the Collateral Agent and the Lenders.

         Section 4.03. Bankruptcy Proceedings. Nothing contained herein shall limit or restrict the independent right of any Lender to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements. The Collateral Agent is not entitled to initiate such actions on behalf of any Lender or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Required Banks and Required Holders. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromised, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding.

         Section 4.04. Other Rights. Nothing contained in this Agreement shall
(i) prevent any Lender from imposing a default rate of interest in accordance with the Credit Agreement, the Note Agreements or the Senior Notes, as applicable, or prevent a Lender from raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the

Collateral or any one or more of the Collateral Documents as directed by the Required Senior Lenders, which shall be governed by the provisions of this Agreement or (ii) affect or impair the right any Lender may have under the terms and conditions governing the Senior Indebtedness to accelerate and demand repayment of such Senior Indebtedness. Subject only to the express limitations set forth in this Agreement, each Lender retains the right to freely exercise its rights and remedies as a general creditor of the Obligors in accordance with applicable law and agreements with the Obligors, including, without limitation, the right to file a lawsuit and obtain a judgment therein against the Obligors and to enforce such judgment.

                                    ARTICLE V

                                  MISCELLANEOUS

         Section 5.01. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         Section 5.02. Certain Notices. Each of the Collateral Agent and each Lender agrees to use its reasonable efforts to give to the others (a) notice of the refusal of any Bank to make any Revolving Loans or issue any Letter of Credit, promptly after such refusal and (b) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of any notice given to an Obligor or create a cause of action against or cause a forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party.

         Section 5.03. Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto.

         Section 5.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successor and assigns of the parties hereto including any assignees of the Senior Indebtedness and Persons subsequently becoming parties to the Credit Agreement as a "Bank" thereunder.

         Section 5.05. Amendments to Agreement and Documentation. This Agreement and the provisions hereof may be amended, modified or waived only by a writing signed by the Collateral Agent and all of the Lenders. Neither Section 2.05, nor any other provision of this Agreement, shall in any way limit the ability of any Lender to waive, amend or otherwise modify any document relating to the Senior Indebtedness, except that, without the consent of all Lenders, no Lender shall release any Guarantor from its liabilities in respect of such obligations unless the portion of such Senior Indebtedness owing to such Lender shall have been finally and indefeasibly paid in full except as permitted by each of the Credit Agreement and the Note Agreements or any Collateral Document.

         Section 5.06. Termination. This Agreement shall terminate upon the payment in full of all Senior Indebtedness and the termination of the Credit Agreement and the Note Agreements.

         Section 5.07. Transfer. In connection with an assignment of all, or of a proportionate part of all, of any Lender's right, title and interest under the Credit Agreement or the Note Agreements, as the case may be, to any bank, insurance company, other financial institution or other Person (the "Transferee"), such Transferee shall become a Lender hereunder only upon, and each of the Lenders party hereto hereby covenants and agrees that prior to the effectiveness of any transfer it shall cause to occur, (i) the written agreement of such transferor Lender and such Transferee and (ii) the receipt by the Collateral Agent of a supplement to this Agreement in the form of Exhibit B hereto executed by such Transferee.

         Section 5.08. No Waiver. No failure or delay on the part of any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

         Section 5.09. Notices. All written communications provided for hereunder shall be sent (x) by telecopier if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service, with charges prepaid, or (y) by first class mail or nationwide overnight delivery service, with charges prepaid and

                  (i) if to a Bank, addressed to such Bank at the address specified on the signature page hereof or any such other address as the Bank shall have specified to the Noteholders and the Collateral Agent in writing,

                  (ii) if to any Noteholder, addressed to such Noteholder at the address specified on the signature page hereof, or at such other address as such Noteholder shall have specified to the Collateral Agent in writing, and

                  (iii) if to the Collateral Agent, addressed to the Collateral Agent at such address specified on the signature page hereof, or at such other address as the Collateral Agent shall have specified to each Lender in writing.

         Section 5.10. Third Party Beneficiary. No Person, including. without limitation, the Obligors shall have any rights under this Agreement, other than the Lenders, the Collateral Agent and their respective successors and assigns.

         Section 5.11. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 5.12. Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         Section 5.13. Submission to Jurisdiction; Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT

SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. NONE OF THE PARTIES HERETO SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION PROCEDURE BASED UPON OR ARISING OUT OF OR OTHERWISE RELATED TO THIS AGREEMENT AND EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO ANY SUCH JURY TRIAL AND ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY SUCH PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 5.13.

         Section 5.14. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.


                            [Signatures On Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

                           Collateral Agent:

                           FLEET NATIONAL BANK, as Collateral Agent on behalf of the Lenders


                           By:
                               ----------------------------------------
                                Name:
                                Title:

                           Address:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Christopher S. Allen, Senior Vice
                           President
                           Telecopy: 617) 4340-4929


                    Signature Page to Intercreditor Agreement

                           Bank:

                           FLEET NATIONAL BANK


                           By:
                               ----------------------------------------
                                Name:
                                Title:


                           Address:

                           Fleet National Bank
                           100 Federal Street
                           Boston, Massachusetts 02110
                           Attention: Christopher S. Allen, Senior Vice
                           President
                           Telecopy: 617) 4340-4929


                           Noteholder:

                           THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


                           By:
                               ----------------------------------------
                                Name:
                                Title:

                           Address:

                           The Prudential Insurance Company of
                               America
                           c/o Prudential Capital Group
                           1114 Avenue of the Americas
                           New York, NY 10036
                           Attention:  Managing Director
                           Telecopier:  212-626-2077


                    Signature Page to Intercreditor Agreement

                   ACKNOWLEDGMENT OF AND CONSENT AND AGREEMENT
                TO INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


         The undersigned, the Obligors described in the Intercreditor and Collateral Agency Agreement set forth above, acknowledge and, to the extent required, consent to the terms and conditions thereof. The undersigned Obligors do hereby further acknowledge and agree to their joint and several agreements under Sections 2.10 and 3.01(d) of the Intercreditor and Collateral Agency Agreement and acknowledge and agree that no Obligor is a third-party beneficiary of, or has any rights under, the Intercreditor and Collateral Agency Agreement.

         Each Obligor, by its consent hereto, acknowledges that it shall have no rights under the Intercreditor and Collateral Agency Agreement. If the Collateral Agent or any Lender shall violate the terms of the Intercreditor and Collateral Agency Agreement, each Obligor agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party nor assert such violation as a counterclaim or basis for setoff or recoupment against any such party. Nothing contained in the foregoing sentence shall be deemed to modify, amend or waive any rights that any Obligor may otherwise have under the Collateral Documents.

         This Acknowledgment of and Agreement to Intercreditor and Collateral Agency Agreement and any amendment hereof may be executed in several counterparts and by each parry on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one of the same instrument.

         IN WITNESS WHEREOF, the parties below have caused this Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement to be executed by their respective duly authorized officer as of March 31, 2005.


                                  QUAKER FABRIC CORPORATION OF FALL
                                  RIVER, a Massachusetts corporation


                                  By:
                                      ----------------------------------------
                                        Name:
                                        Title:


                                  QUAKER FABRIC CORPORATION, a
                                  Delaware corporation


                                  By:
                                      ----------------------------------------
                                        Name:
                                        Title:


                    Signature Page to Intercreditor Agreement

                                  QUAKER TEXTILE CORPORATION, a
                                  Massachusetts corporation


                                  By:
                                      ----------------------------------------
                                        Name:
                                        Title:


                                  QUAKER FABRIC MEXICO, S.A. de C.V., a
                                  Mexican corporation


                                  By:
                                      ----------------------------------------
                                        Name:
                                        Title:

                                  EXHIBIT A TO

                  INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT

                                 FORM OF JOINDER

                          REPLACEMENT COLLATERAL AGENT


         Upon execution of this signature page, the undersigned acknowledges that it has been appointed as a replacement Collateral Agent pursuant to Section
2.09 of the Agreement (as defined below) and shall, from the date set forth below, become the "Collateral Agent" under the Intercreditor and Collateral Agency Agreement, dated as of March 31, 2005 (as amended, restated, supplemented or otherwise modified, the "Agreement"), by and among The Prudential Insurance Company of America and Fleet National Bank, individually and as the original Collateral Agent. As a party to the Agreement, the undersigned agrees to be bound by all of the terms and conditions of the Agreement in its capacity as the "Collateral Agent". Capitalized terms used and not defined in this joinder instrument shall have meanings given in the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder to Intercreditor and Collateral Agency Agreement to be duly executed by its authorized officer as of the date set forth opposite such officer's signature.

REPLACEMENT COLLATERAL AGENT:            [NAME]


                                         By:
                                             -----------------------------------

                                         Title:
                                                --------------------------------

                                         ADDRESS:

                                         ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------


                                         Telephone:
                                                    ----------------------------
                                         Telecopy:
                                                       -------------------------

Dated:
       --------------------

                                    EXHIBIT B

                            Form of INTERCREDITOR AND
                     COLLATERAL AGENCY AGREEMENT SUPPLEMENT



         THIS INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT SUPPLEMENT (the "Supplement") is made and entered into as of this __ day of ___________, 20__, by and between ________________________ (the "Assignor") and
________________________ (the "Assignee"). Reference is hereby made to that certain Intercreditor and Collateral Agency Agreement dated as of March 31, 2005 (as it may be modified, amended, supplemented or restated from time to time, the "Intercreditor Agreement") by and among each of the banks listed on the signature page thereof (together with its successors and assigns, other than the Company and its subsidiaries and affiliates, collectively the "Banks"), Fleet National Bank, as Collateral Agent for the Lenders, and the holders of the Senior Notes listed on the signature pages thereof (together with their respective successors and assigns, other than the Company and its subsidiaries and affiliates, the "Noteholders" and together with the Bank, the "Lenders").

                                   WITNESSETH

         WHEREAS, pursuant to that certain ____________ dated as of __________, 20__ among the Assignor and the Assignee, the Assignor has assigned all, or a proportionate part of all, of its right, title and interest under the [Credit Agreement] [1997 Note Agreement] [2002 Note Agreement] (as defined in the Intercreditor Agreement) to the Assignee and the Assignee has accepted such assignment; and

         WHEREAS, pursuant to the terms of the Intercreditor Agreement, such assignment requires the delivery of this Supplement to the Collateral Agent (as defined in the Intercreditor Agreement); and

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignee hereby acknowledges and agrees that it is a party to and is bound by the terms and conditions of the Intercreditor Agreement to the same degree and extent as if it were an original signatory thereto.

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Supplement as of the date first above written.


                                    ASSIGNEE:

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------

                                    ASSIGNOR:

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------




                    Signature Page to Intercreditor Agreement

                    Signature Page to Intercreditor Agreement

                                   Schedule I

                           Existing Letters of Credit
                           --------------------------


              Instrument                           Letter of Credit                            Expiry
                Number                                  Amount                                  Date
               64144463                               $400,000.00                             04/15/05

               64137478                              $4,500,000.00                            12/01/05

               64034704                                $5,832.75                              03/04/05

               64034705                               $134,095.50                             06/20/05

               64034706                               $41,233.50                              06/04/05

               64034707                               $44,467.50                              06/04/05

               50065711                            855,527.05 (MXN)                           02/08/06
                                                   $77,112.72 (USD)